UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2024
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment to Certain Performance-Based Restricted Stock Unit Agreements
On January 23, 2024, the Corporate Governance and Compensation Committee of the Board of Directors of Post Holdings, Inc. (the “Company”) approved an amendment to the Company’s performance-based restricted stock unit (“PRSU”) agreements with a total shareholder return (“TSR”) performance criteria to be measured over the performance periods of (i) October 1, 2021 through September 30, 2024, the form of which was filed as Exhibit 10.50 to the Company’s Form 10-Q filed on February 4, 2022, (ii) October 1, 2022 through September 30, 2025, the form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 18, 2022, and (iii) October 1, 2023 through September 30, 2026, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 20, 2023 (all of the amended award agreements are herein referred to as the “Award Agreements”). Such Award Agreements were previously issued to certain of the Company’s employees, including the Company’s principal executive officer, principal financial officer and other named executive officers, pursuant to the Company’s 2021 Long-Term Incentive Plan. The amendment modified the outstanding Award Agreements to provide that, in the event of the grantee’s death or disability, the number of PRSUs that would vest would be equal to the greater of (i) the Target Award (as defined in the respective Award Agreement) or (ii) the number of PRSUs that would have become vested based upon the achievement of TSR, calculated as set forth in the respective Award Agreement through the last full trading day (which occurs during the performance period) prior to the date of the grantee’s death or disability. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Amendment of Certain Performance-Based Restricted Stock Unit Agreements
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2024	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	Executive Vice President, General Counsel & Chief Administrative Officer, Secretary

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